UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 13, 2009

Vishay Intertechnology, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Lancaster Avenue Malvern, PA 19355	19355-2143
(Address of Principal Executive Offices)	(Zip Code)

610-644-1300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements and Exhibits

EXPLANATORY NOTE:

This Amendment to Current Report on Form 8-K is being filed to amend our Current Report on Form 8-K filed on May 13, 2009 for the sole purpose of filing a corrected Exhibit 10.1 thereto.
(d)  Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement between Vishay Intertechnology, Inc. and Dr. Felix Zandman

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2009

VISHAY INTERTECHNOLOGY, INC.

		By:	/s/ Lior E. Yahalomi
		Name:	Dr. Lior E. Yahalomi
		Title:	Executive Vice President and
Chief Financial Officer